Investor Presentation February 2019

DISC L AI MER The information contained in this presentation is provided by PAM Transport, Inc . (“PAM”, or the “Company”) to you solely for your reference and may not be retransmitted or distributed to any other persons for any purpose . The information is subject to change without notice, its accuracy is not guaranteed, has not been independently verified and it may not contain all material information concerning the Company . The Company nor any of their respective directors makes any representation or warranty (express or implied) regarding, and assumes any responsibility or liability for, the accuracy or completeness of, or any errors or omissions in, any information or opinions contained herein . None of the Company or any of its respective directors, officers, employees, stockholders or affiliates nor any other person accepts any liability (in negligence, or otherwise) whatsoever for any loss howsoever arising from any use of this presentation or its contents or otherwise arising in connection therewith . No reliance may be placed for any purposes whatsoever on the information set forth in this presentation or on its completeness . PAM Transport, Inc . is a publicly traded company . Improper use of the information may subject the user to federal and state securities law violations . This presentation does not constitute or form part of any offer or invitation for sale or subscription of or solicitation or invitation of any offer to buy or subscribe for any securities, nor shall it or any part of it for the basis of or be relied on in connection with any contract or commitment whatsoever . Some of the statements contained in this presentation might be considered forward - looking statements . These statements identify prospective information . Forward - looking statements can be identified by words such as : "expect," "anticipate," "intend," "plan," "goal,” "seek," "believe," "project," "estimate," "future," "likely," "may," "should" and similar references to future periods . Forward - looking statements are based on information available at the time and/or management's good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements . These forward - looking statements are subject to a number of factors that may cause actual results to differ materially from the expectations described . Additional information about the factors that may adversely affect these forward - looking statements is contained in the Company's reports and filings with the Securities and Exchange Commission . The Company assumes no obligation to update forward - looking statements to reflect actual results, changes in assumptions or changes in other factors affecting forward looking information except to the extent required by applicable securities laws .

Dan Cushman – Director, President & CEO Has served as President and CEO since July 2009. Prior to his employment with the Company, Mr. Cushman served as Vice President of Sales and Marketing for CRST International, Inc. in Cedar Rapids, Iowa (“CRST”) from July 2008 to July 2009, and as Vice President and General Manager of Dedicated Services for CRST from March 2008 to July 2008. From January 2007 to March 2008, Mr. Cushman was Senior Executive Vice President and Chief Marketing Officer for Werner Enterprises in Omaha, Nebraska. From January 2002 to December 2006, he served as Executive Vice President Chief Marketing and Operations Officer for Werner Enterprises. 3 Company Presenters Allen West – Chief Financial Officer Has served as Vice President of Finance, Chief Financial Officer, Secretary and Treasurer since June 2013. Mr. West served as Vice President of Tax and Financial Reporting of PTSI from 2007 to June 2013 and as Director of Tax from 1997 to 2007. Prior to joining PTSI, Mr. West served in various finance - related capacities within the trucking industry and within public accounting. He is a Certified Public Accountant and a Chartered Global Management Accountant.

• Founded in 1980 • 2,025 trucks (class 8) • 6,400 trailers • Truckload – Dry Van • 50% Automotive • 50% Cross - border • 50% Dedicated / quasi - dedicated Nasdaq: PTSI Service Offerings • Team Expedited • Dedicated • Irregular route truckload • International cross - border • Regional / Local • Logistics • Power only • Automotive • Retail • Manufacturing • General commodity M a r k e t s

Key Strategic Changes

	Prior to June 2009	June 2009 – Current
Who is PAM?	**Fragmented perception by customers, vendors, and investors** • Viewed individually, none were noteworthy PAM Transport; PAM Dedicated Services; Allen Freight Services; Choctaw Express; Decker Transport; McNeil Express; East Coast Logistics	**Re-branded as one operating Company** • **PAM Transport, Inc.** – 2,000+ Trucks – 6,000+ Trailers
Customers	**Highly concentrated** • 63% General Motors	**Diversified** • 50% auto, diversified among major auto OEM/suppliers • No one customer comprises more than 20% of revenue • Remaining 50% highly diversified
Asset Light	**Stand alone logistics offering** • Not integrated or complementary to asset based operations	**Fully integrated Logistics offering** • Unified marketing efforts that promote an asset backed logistics service to customers
Sales	**Telemarketers**	**Comprehensive service offering** **Diversified industry segments** Retail; Manufacturing; Automotive; General commodity
Pricing	**No structured pricing methodology** • Reactionary, customer driven	**Disciplined pricing strategy** • Market driven, but with precise knowledge of specific lane/mode cost structure • Focus on network balance and density
Divisions	**Irrelevant** • Organized Based on past acquisitions, not service offerings or modes	**Aligned** • Visibility and accountability from marketing through final profitability Expedited; Automotive; Mexico; Irregular route; Logistics; Power only

PAM TRANSPORT

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$291.9 $533.3 200 9 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 201 8 Organic Revenue Growth: 2009 – 2018 Key Financial Metrics 6 Source: Company filings. • Revenue growth trend reverses and revenue drops to 2002 levels • Reputation as Auto - only carrier hinders diversity efforts • Unreliable and aged equipment causes service failures , damaged reputation • No rate relief in sight • Rebuilding and rebranding efforts begin • PTSI entities consolidate • Marketing efforts focus on fleet size and service capabilities • Fleet replacement strategy implemented to reduce truck cycle time to every 3 years • Increased average daily revenue per truck due to less truck downtime of newer trucks • Successful implementation of various fleet growth strategies • Success experienced with our diversified growth strategy (primarily within the auto industry) • Enhanced visibility of lane profitability contributes to an overall increase in average rates received from customers • Severe rate pressure as shippers take advantage of over capacity within the market • Some carriers vow to reduce fleet size instead of reducing rates which created needs from shippers for additional capacity • We saw an opportunity to provide capacity to shippers who had not previously been interested in our capacity • Capacity tightens as the ELD mandate takes effect and economic activity improves • Shippers must pay more to secure capacity • PAM achieves organic fleet growth of 20%

105.6% 89.8% 90.7% 85% 105% 100% 95% 90% 200 9 201 0 201 1 201 2 201 3 201 4 201 5 201 6 201 7 201 8 Operating Ratio History: 2009 – 2018 Key Financial Metrics (continued) 7 • Recovery begins from recession low - point • Auto industry – begins recovery process • PAM had extended life of trucks to 5 years to reduce cap ex • Extreme rate pressure continues • Cost controls primary focus – equipment maintenance impacts realized • Immediate push to diversify customer base • Push utilization • Need more equipment • Over capacity - across the board rate pressure intensifies • PAM capitalizes on opportunity to build new relationships from voids created by carriers rejecting key shipper lanes • Economy sharply strengthens • Capacity shortage • Strong environment for rate improvement • Driver shortage intensifies, limiting growth for many companies • PAM adds 20% manned capacity • Re - investment and positioning for sustained profit model • Transition begins to current 3 year life cycle for Company trucks • Transition begins to current 7 year life cycle for Company trailers • Diversification plan progresses • Disciplined pricing and controlled freight network established • Recover / repair all sidelined trucks • Introduction of dispatch level P&L visibility Source: Company filings.

Future = Controlled Growth 8 US / Mexico • Operations and sales staff in Mexico • Acquire yard property on the border in Mexico – increase presence / improve velocity of border crossings • B1 visa driver program • USMCA - removes uncertainty regarding U.S. exit from NAFTA • Strong reputation among cross - border customers and carrier partners Continue to increase customer awareness regarding service capabilities • 25+ years catering to Automotive - one of the most demanding JIT industries in existence with HIGH penalties for failure • This culture translates to unparalleled service capabilities applicable to all service sensitive shipper segments • Full array of service offerings 2016 strategy to gain market share with new shippers = paying dividends now • Growth in dedicated business with these customers • Opens the door to even more non - automotive customers that gain confidence from our verifiable experience in retail and manufacturing One of the newest fleets in the industry • Attractive to drivers • Increases dependability with customers • Reduced costs in fuel/maintenance • Higher resale/trade back value • Attractive to Leasing program Continue to diversify and grow within automotive sector

Operating and Financial Information

Our Strategic Customers: Top 25 By Revenue 10

THE Cross Border Carrier

2018 Revenue Mix



Crossborder
41%
U.S.
59%



TIJUANA
NOGALES
Hermisillo
CHIHUAHUA
• Cd. Juarez
• Chihuahua
NORTH (Nuevo Leon, Coahuila, Durango)
• Monterrey
• Apodaca
• Saltillo
• Ramos Arizpe
• Torreon
• Gomez Palacio
BAJIO (Queretaro, Leon, San Luis Potosi)
• Queretaro
• El Marques
• Silao
• San Luis Potosi
JALISCO
• Guadalajara
• El Salto
• Tlaquepaque
MEXICO/PUEBLA
• Mexico City
• Puebla
• Toluca

Services / Presence

- Full suite of transportation services for freight travelling to and from all major Mexican markets
- Interchange with 40+ Mexican Carrier Partners
- Network configured for manufacturer supply chains

Positioned for continued success in Mexico

- Leading U.S. trucking company in port of Laredo border crossings / day
- PAM completes 300+ border crossings/day at the port of Laredo
- Acquiring terminal / yard facilities in Nuevo Laredo
- Full-service terminal and maintenance facility in Laredo
- 850+ trailers in the interior of Mexico

PAM TRANSPORT

Source: Company filings.

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12 Our Approach to the Driver Shortage Source: Company filings. Fleet Age Improvement • Dedicated business • Regional relays • High - density traffic lanes • Heavy emphasis on bringing new drivers into the industry • B1 Driver Program allows PAM to recruit drivers from Mexico allowing additional sourcing of driver capacity • “Driver life - cycle” allows a driver to enter the industry, gain experience in largely dedicated lanes, and evolve to be an business owner through our very favorable Lease to Own program • New equipment fleet provides safety, comfort, and reliability to driving professionals (Average Truck Age in Years)

13 Operating Performance Total Revenue Truckload Operating Ratio (Ex. FSC) Diluted Earnings per Share 100% 98% 97% 97% 98% 96% 96% 96% 96% 97% 96% 94% 94% 94% 94% 92% 92% 90% 90% 89% 89% 88% 87% 87% 88% 86% 86% 84% 82% 80% 78% Q1 Q2 Q3 Q4 2014 2015 2016 2017 2018 Source: Company filings. (Dollars in Millions, except Per Share Data)

14 Select Statements of Operations Data Source: Company filings.

15 Select Balance Sheet Data Source: Company filings.